                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                November 30, 1998
                Date of Report (Date of Earliest Event Reported)


  Sequoia Mortgage Funding Corporation (as Sponsor of Sequoia Mortgage Trust 1,
   the Issuer of Collateralized Mortgage Bonds under an Indenture dated as of
                                  June 1, 1997)


                      SEQUOIA MORTGAGE FUNDING CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



       Delaware                     333-22681-1            91-1771827
----------------------------      ----------------      -------------------
(State or Other Jurisdiction      (Commission File      (I.R.S. Employer
     of Incorporation)                Number)           Identification No.)
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             591 Redwood Highway, Suite 3120, Mill Valley, CA 94941
             ------------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (415) 381-1765
                         -------------------------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.     OTHER EVENTS

            Sequoia Mortgage Funding Corporation has previously registered the offer and sale of Collateralized Mortgage Bonds issued by Sequoia Mortgage Trust 1 (the "Bonds").

            The First Supplemental Indenture being filed as an exhibit relates to the amendment of Article X of the Indenture relating to redemption of the Bonds.

Item 7(c).  Exhibits

            99.1 First Supplemental Indenture, dated as of November 1, 1998.

                                    SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 11, 1999



                                        SEQUOIA MORTGAGE FUNDING
                                        CORPORATION


                                        By: /s/ VICKIE L. RATH
                                           -------------------------------------
                                           Vickie L. Rath
                                           Treasurer, Secretary and Controller
                                           (Principal Financial Officer and
                                           and Principal Accounting Officer)

                                  EXHIBIT INDEX


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
Exhibit Number                                                                         Page Number
99.1             First Supplemental Indenture, dated November 1, 1998...............       5
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